                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               January 24, 2000

               Date of Report (Date of earliest event reported):


                        ASIA RESOURCES HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

          Delaware                     1-8334                   75-1071598
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                  Identification Number)

                     Rm. 2005, 20/F, Universal Trade Centre
                              3-5A, Arbuthnot Road
                               Central, Hong Kong
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  011-852-2810-6226

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     The information set forth below under "Item 2. Acquisition or Disposition of Assets" is incorporated herein by reference.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On January 24, 2000 (the "Closing Date"), pursuant to an Acquisition Agreement dated as of September 10, 1999 (the "Acquisition Agreement") among the Registrant, Horler Holdings, Ltd. ("Horler"), Far Beyond Investments Limited ("Far Beyond") and the shareholders of Far Beyond (the "FB Shareholders"), the FB Shareholders transferred all of the issued and outstanding shares of the capital stock of Far Beyond (the "Far Beyond Shares") to the Registrant in exchange for 8,757,951 shares of the Common Stock of the Registrant representing approximately 88% of the outstanding shares of the Common Stock of the Registrant. Far Beyond owns a 70% equity interest in Harbin Asibao Chemical Fiber Company Limited ("Asibao"), a Sino-foreign joint venture company that produces and distributes polyester filament and polyester staple fiber.

     Concurrently with the closing of the Acquisition Agreement, pursuant to a Disposal Agreement (the "Disposal Agreement") between the Registrant and Horler, the Registrant transferred to Horler the entire entire share capital of Westronix Limited ("WL") in full and final satisfaction of the outstanding indebtedness owed to Horler in the principal amount of $30,000,000 under a 9% Secured Convertible Note. Also, concurrently with such closing, pursuant to an Assignment Agreement (the "Assignment Agreement") between the Registrant and China Strategic Holdings Limited ("CSH"), the Registrant assigned to CSH, in settlement of the outstanding indebtedness of Registrant owed to CSH, two promissory notes (the "Notes") executed in favor of the Registrant in the aggregate principal amount of $1,700,000. WL owns all of the outstanding capital stock of China Construction Holdings Limited ("CCHL"), which in turn is a holder of a 51% interest in HangZhou Zhongche Huantong Development Co., Ltd. ("HZHD"). HZHD was the only operating subsidiary of the Registrant and is a Sino-foreign joint venture company established to develop the HangZhou toll road. Pursuant to the Disposal Agreement (but prior to giving effect to the acquisition of the Far Beyond Shares) and the Assignment Agreement, the Registrant disposed of all of its assets other than approximately $150,000 in cash or cash equivalents and all of its liabilities.

     The consideration for the Far Beyond Shares was determined through negotiations between the management of the Registrant and the FB Shareholders. The consideration for the sale of the share capital of WL was determined through negotiations between the management of the Registrant and Horler and was confirmed by a written opinion from Horwath Corporate Solutions Limited ("Horwath") delivered to the Board of Directors of Registrant to the effect that the consideration to be received by the Registrant pursuant to the Disposal Agreement was fair from a financial point of view to the stockholders of the Registrant. The consideration for the assignment of the Notes was determined through negotiations between the management of the Registrant and CSH and was confirmed by a written Opinion of Horwath to the Board of directors to the effect that the consideration received by the Registrant pursuant to the

Assignment Agreement was fair from a financial point of view to the stockholders of the Registrant.

     On the Closing Date, the executive officers and directors of the Registrant resigned. Immediately following such resignations, the following persons became members of the Board of Directors of the Registrants: Ching Lung Po, Zhao Rui Min, Liu Ming Xue, Liu Feng Jie and Wan Wai On.

     On the Closing Date, the Board of Directors of the Registrant elected Ching Lung Po as President, Zhao Rui Min and Liu Ming Yue as Vice Presidents, Liu Fing Jie as Chief Financial Officer and Wan Wai On as the Secretary of the Registrant.

     The following table sets forth the beneficial ownership of the Common Stock of the Registrant as of January 24, 2000 by each person known to the Registrant to own more than 5% of the outstanding common stock of the Registrant after giving effect to the issuance of shares to the FB Shareholders. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be a "beneficial owner" of a security if he, she or it has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days of January 24, 2000. More than one person may be deemed to be the beneficial of the same securities. The percentage ownership of each stockholder is calculated based on the total number of outstanding shares of common stock of the Registrant as of January 24, 2000.


Name                                        Number of Shares           Percent
----                                        ----------------           -------
Hearty Holdings Limited                        4,046,174                40.65%
Rm. 2005 Universal Trade Centre
3-5A Arbuthnot Road
Central, Hong Kong

Megastone Development Limited                 1,734,074                 17.42%
20/F Asia Pacific Finance Tower
Citibank Plaza, 3 Garden Road
Central, Hong Kong

Liu Ming Xue (1)                              2,023,087                 20.32%
Rm. 2005 Universal Trade Centre
3-5A Arbuthnot Road
Central, Hong Kong

Cao Yu Shan (1)                               2,023,087                 20.32%
Rm. 2005 Universal Trade Centre
3-5A Arbuthnot Road
Central, Hong Kong

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


Name                                        Number of Shares           Percent
----                                        ----------------           -------
Well Gain Investments Limited                    700,636                 7.0%
Room 2103-2104, 21/F Treasure Centre
42 Hung To Road
Kwun Tong, Hong Kong

Zhu Yi Xin (2)                                   700,636                 7.0%
Rm. 2005 Universal Trade Centre
3-5A Arbuthnot Road
Central, Hong Kong

NJI No. 2 Investment Fund                      1,992,400                20.0%
6 Battery Road, No. 42-01
Singapore 049909

     (1) Messieurs Liu and Cao each own 50% of the share capital of Hearty Holdings Limited.

     (2)  Mr. Zhu owns all of the share capital of Well Gain Investments
          Limited.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective November 24, 1999 the Registrant dismissed Arthur Anderson & Co. ("Anderson") as the Registrant's independent accountants. The dismissal of Anderson was approved by the Registrant's Board of Directors.

     Anderson audited the Registrant's financial statements for the years ended December 31, 1998 and 1997. Anderson's report for such periods did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

     During the period from January 1, 1997 to December 31, 1998, there were no disagreements with Anderson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Anderson, would have caused such firm to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-K during the fiscal year ended December 31, 1999 and the subsequent interim periods through January 24, 2000.

     The Registrant has provided Anderson with a copy of the disclosures contained herein, and has requested that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) regarding its involvement with the Registrant as independent accountants and, if not, stating the respects in which it does not agree.

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

ITEM 5.  OTHER EVENTS

     (a) Registrant has moved its principal executive offices to Rm. 2005, 20/F, Universal Trade Center, 3-5A, Arbuthnot Road, Central Hong Kong.

ITEM 7.  FINANCIAL STATEMENTS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          The financial statements required by this item are not included in this initial report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          The financial statements required by this item are not included in this initial report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

     (c)  EXHIBITS.

          Exhibit
          Number        Description
          -------       -----------
          Exhibit 2.1   Acquisition Agreement dated as September 10, 1999
                        between the Registrant, Horler, Far Beyond and the
                        FB Shareholders.

          Exhibit 2.2   Disposal Agreement between the Registrant and Horler.

          Exhibit 2.3   Assignment Agreement between the Registrant and CSH.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASIA RESOURCES HOLDINGS LIMITED

Date:  February 4, 2000                      By:     /s/ Ching Lung Po
                                                     -------------------------
                                                     Ching Lung Po, President

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

                               INDEX TO EXHIBITS

Exhibit
Number        Description
-------       -----------
2.1           Acquisition Agreement dated as September 10, 1999 between the
              Registrant, Horler, Far Beyond and the FB Shareholders.

2.2           Disposal Agreement between the Registrant and Horler.

2.3           Assignment Agreement between the Registrant and CSH.


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